Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated May 12, 2020 to the

Statutory Prospectus for

Institutional Class and Class P and R6 of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI PerformanceFee Structured US Fixed Income Fund (the “Fund”)

Liquidation of the Fund

Effective on or about June 24, 2020 (the “Liquidation Date”), the Fund will be liquidated and dissolved. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any fund-level taxes are made and the expenses and liabilities of the Fund have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Fund’s distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Funds for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the “Trust”) or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Fund

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Fund:

Effective as of the close of business on June 17, 2020, shares of the Fund will no longer be available for purchase by current or new investors in the Fund, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.” The Board of Trustees of the Trust and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Reducing the Fund’s Assets to Cash

Generally, the Fund’s assets are substantially liquid, and Allianz Global Investors U.S. LLC ("Management") expects to begin reducing them to cash in advance of the Liquidation Date in order to have cash on hand as of such Liquidation Date for distribution to shareholders and to meet any redemption requests received before then. While Management ordinarily would not anticipate any substantial difficulty in reducing the Fund’s portfolio investments to cash at or very close to their value on the Fund’s books, in light of the recent market volatility related to the global coronavirus disease 2019 (COVID-19) pandemic and the Fund’s tendency to hold options positions as part of its investment strategy, there is a risk this will change. As a result, the Fund may experience difficulty in reducing its portfolio investments to cash and may be forced to do so at substantially less than their value. Accordingly, it may be necessary to postpone the Liquidation Date until markets are more favorable.

Please retain this Supplement for future reference.